MUNICIPAL INCOME OPPORTUNITIES TRUST III   Two World Trade Center, New York, New
York 10048

LETTER TO THE SHAREHOLDERS September 30, 1997

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Municipal Income Opportunities Trust III (OIC) for the six-month period ended September 30, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997 and pushed interest rates higher. In March, the Federal Reserve Board tightened monetary policy in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter, causing the bond market to rally. By July, yields had declined to last November's levels. In addition to more moderate economic growth, low inflation and a stable Fed policy, the bond rally was also aided by the dollar's strong overseas performance and the shrinking federal budget deficit. The bond market gave ground in August on fears that strong employment conditions would prompt the Fed to tighten further. However, the trend toward lower yields resumed in September and by the end of the third quarter most of the price declines experienced in August had been erased.


             Muni Yields     Treasury Yields        Ratio

Dec '93          5.4             6.34               0.8517
                 5.4             6.24               0.8654
                 5.8             6.66               0.8709
                 6.4             7.09               0.9027
                 6.35            7.32               0.8675
                 6.25            7.43               0.8412

Jun '94          6.5             7.61               0.8541
                 6.25            7.39               0.8457
                 6.3             7.45               0.8456
                 6.55            7.81               0.8387
                 6.75            7.96               0.848
                 7               8                  0.875

Dec '94          6.75            7.88               0.8566
                 6.4             7.7                0.8312
                 6.15            7.44               0.8266
                 6.15            7.43               0.8277
                 6.2             7.34               0.8447
                 5.8             6.66               0.8709

Jun '95          6.1             6.62               0.9215
                 6.1             6.86               0.8892
                 6               6.66               0.9008
                 5.95            6.48               0.9182
                 5.75            6.33               0.9084
                 5.5             6.14               0.8956

Dec '95          5.35            5.94               0.9007
                 5.4             6.03               0.8955
                 5.8             6.46               0.866
                 5.85            6.66               0.8784
                 5.95            6.89               0.8636
                 6.05            6.99               0.8655

Jun '96          5.9             6.89               0.8563
                 5.85            6.97               0.8393
                 5.9             7.11               0.8298
                 5.7             6.93               0.8225
                 5.65            6.64               0.8509
                 5.5             6.35               0.8661

Dec '96          5.6             6.63               0.8446
                 5.7             6.79               0.8395
                 5.65            6.8                0.8308
                 5.9             7.1                0.831
                 5.75            6.94               0.8285
                 5.65            6.91               0.8177

Jun '97          5.6             6.78               0.826
                 5.3             6.3                0.84
                 5.5             6.61               0.83
                 5.4             6.4                0.844


MUNICIPAL INCOME OPPORTUNITIES TRUST III

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields but with less volatility. The bond rally over the past six months pushed long-term insured revenue index yields from 5.90 percent in March to a low of 5.30 percent in July before ending September at 5.40 percent.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose slightly to 84 percent in September. A rising ratio means that municipals have underperformed Treasuries and become more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.






LARGEST SECTORS AS OF SEPTEMBER 30,1997
(% OF NET ASSETS)
IDR/PCR*                                              23%
NURSING & HEALTH                                      15%
MORTGAGE                                              13%
TAX ALLOCATION                                         8%
REFUNDED                                               7%
HOSPITAL                                               7%
RETIREMENT & LIFE CARE                                 7%
TRANSPORTATION                                         5%
ALL OTHERS                                            15%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.





CALL STRUCTURE AS OF SEPTEMBER 30, 1997                      WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                        CALL PROTECTION: 5 YEARS
PERCENT CALLABLE


YEARS BONDS CALLABLE
      1998                                          1%
      1999                                          3%
      2000                                         36%
      2001                                         13%
      2002                                          0%
      2003                                         13%
      2004                                          6%
      2005                                          6%
      2006                                         12%
      2007                                          5%
      2008+                                         5%

MUNICIPAL INCOME OPPORTUNITIES TRUST III

New issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates led to a surge in refunding activity in the third quarter. As a result, new-issue municipal volume was up 18 percent during the first nine months of 1997. Refundings accounted for 25 percent of total volume. The yield spread between lower-rated issues and high-grade credits continued to narrow.

PERFORMANCE

The Fund's net asset value (NAV) increased from $9.69 to $9.93 per share during the six months ended September 30, 1997. Based on this NAV change plus reinvestment of tax-free dividends, totaling $0.36 per share, the Fund's total NAV return was 6.10 percent. OIC's market price on the New York Stock Exchange moved from $10.00 to $10.125 per share. Based on this market price change and reinvestment of tax-free dividends, the Fund's total market return was 4.83 percent. OIC's market price closed at a two percent premium to NAV on September 30, 1997.

Dividends for the last three months of 1997 were declared in September. Beginning with the October 1997 payment, the monthly dividend was reduced from $0.06 per share to $0.0525 per share to more closely reflect the Fund's anticipated income. Over the past six months the level of undistributed net investment income declined from $0.142 per share to $0.093 per share.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 14 long-term sectors and 54 credits. Non-rated securities comprised 60 percent of the Fund's portfolio. Bonds with an approximate market value of $6 million were purchased and $3 million were sold. The average yield of these purchases and sales ranged between 5 1/2 percent and 7 1/2 percent. Distributable income declined when $2 million par amount of bonds with an average book yield of 9 percent were called for redemption.

The portfolio's average maturity was 18 years. The combination of older, shorter-call issues and newer issues with longer call dates produced an average of 5 years of call protection. The bonds of one issuer, representing two percent of the Fund's net assets were not accruing interest. No other loans were on the credit watch list.

LOOKING AHEAD

Municipals have followed the trend of Treasuries this year but have been less volatile. We expect that the high tax-free income objectives of the Fund will continue to appeal to investors seeking to participate in the non-rated sector of the municipal market. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income remained intact.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your ongoing support of Municipal Income Opportunities Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST III

RESULTS OF SPECIAL MEETING (unaudited)

                             *         *         *

On May 20, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

         Wayne E. Hedien
         For.................................................................  8,063,150
         Withheld............................................................    175,746

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For.................................................................  7,779,737
         Against.............................................................    115,032
         Abstain.............................................................    344,127

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.4%)
              General Obligation (1.0%)
$  1,000      New York City, New York, 1994 Ser D.....................................      5.75 %   08/15/10     $  1,027,950
--------                                                                                                          ------------

              Educational Facilities Revenue (1.9%)
   1,000      ABAG Finance Authority for Nonprofit Corporations, California, National
               Center for International Schools COPs..................................      7.50     05/01/11        1,035,360
   1,000      New York State Dormitory Authority, State University 1993 Ser A.........      5.25     05/15/15          986,370
--------                                                                                                          ------------
   2,000                                                                                                             2,021,730
--------                                                                                                          ------------

              Electric Revenue (1.8%)
   2,000      Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary FSA).......      5.00     07/01/21        1,893,480
--------                                                                                                          ------------

              Hospital Revenue (6.8%)
   1,500      Duarte, California, City of Hope National Medical Center Ser 1993
               COPs...................................................................      6.125    04/01/13        1,546,785
   2,000      Dixon, Illinois, Katherine Shaw Bethea Hospital Ser 1990................      9.75     12/01/10        2,207,840
   1,250      Illinois Health Facilities Authority, Edward Hospital Refg Ser 1993.....      6.00     02/15/19        1,271,275
              Massachusetts Health & Educational Facilities Authority,
   1,000       Dana Farber Cancer Institute Ser G-1...................................      6.25     12/01/14        1,064,150
   1,000       Dana Farber Cancer Institute Ser G-1...................................      6.25     12/01/22        1,059,330
--------                                                                                                          ------------
   6,750                                                                                                             7,149,380
--------                                                                                                          ------------

              Industrial Development/Pollution Control Revenue (23.1%)
   1,500      Pope County, Arkansas, Arkansas Power & Light Co Ser 1990 (AMT).........      8.00     11/01/20        1,645,545
   1,750      Metropolitan Washington Airports Authority, District of Columbia,
               CaterAir International Corp Ser 1991 (AMT)+............................     10.125    09/01/11        1,790,163
   1,500      Chicago, Illinois, Chicago-O'Hare International Airport/American
               Airlines Inc Ser 1990 A (AMT).........................................       7.875    11/01/25        1,646,220
   1,000      Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)........................      6.00     06/01/27        1,031,720
   3,000      Perry County, Kentucky, T J International Ser 1994 (AMT)................      7.00     06/01/24        3,246,090
   1,500      Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser
               1993...................................................................      5.875    08/01/08        1,521,000
   2,500      Port Authority of New York & New Jersey, Continental Airlines Inc &
               Eastern Airlines Inc/LaGuardia Airport 1990 Ser 2 (AMT)++..............      9.125     12/01/15        2,822,775
   1,750      Cleveland - Cuyahoga County Port Authority, C & P Docks Ser 1997-1
               (AMT)..................................................................      6.00     03/01/07        1,763,668
   1,000      Beaver County Industrial Development Authority, Pennsylvania, Toledo
               Edison Co Collateralized Ser 1995 B....................................      7.75     05/01/20        1,145,370
   2,000      Brazos River Authority, Texas, Texas Utilities Electric Co 1990 Ser A
               (AMT)..................................................................      8.125    02/01/20        2,177,100
   2,000      Sabine River Authority, Texas, Texas Utilities Electric Co Ser 1990 B
               (AMT)..................................................................      8.25     10/01/20        2,220,640
   3,000      Pittsylvania County Industrial Development Authority, Virginia,
               Multi-Trade Ser 1994 A (AMT)...........................................      7.45     01/01/09        3,272,910
--------                                                                                                          ------------
  22,500                                                                                                            24,283,201
--------                                                                                                          ------------

              Mortgage Revenue - Multi-Family (8.2%)
   2,330      Saint Tammany Public Trust Financing Authority, Louisiana, Refg Ser
               1990...................................................................     10.00     10/01/20        2,540,556

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
              Alexandria Redevelopment & Housing Authority, Virginia,
$  1,760       Courthouse Commons Apts Ser 1990 A (AMT)................................    10.00 %   01/01/21     $  1,776,702
  10,594       Courthouse Commons Apts Ser 1990 B (AMT)................................     0.00     01/01/21        1,069,279
   3,000      Washington Housing Finance Commission, FNMA Collateralized Refg Ser 1990
               A......................................................................      7.50     07/01/23        3,166,350
--------                                                                                                          ------------
  17,684                                                                                                             8,552,887
--------                                                                                                          ------------

              Mortgage Revenue - Single Family (5.3%)
   1,165      Louisiana Housing Finance Agency, GNMA Collateralized Ser 1988 (AMT)....      8.30     11/01/20        1,213,650
   1,000      New Hampshire Housing Finance Authority, 1997 Ser D (AMT)...............      5.90     07/01/28        1,006,830
              Ohio Housing Finance Agency,
   1,180       GNMA-Backed 1990 Ser C (AMT)............................................     7.85     09/01/21        1,253,526
   2,000       Residential GNMA-Collateralized 1996 Ser B-2 (AMT)......................     6.10     09/01/28        2,095,460
--------                                                                                                          ------------
   5,345                                                                                                             5,569,466
--------                                                                                                          ------------

              Nursing & Health Related Facilities Revenue (15.3%)
   2,250      Champaign, Illinois, Hoosier Care Inc/Champaign Children's Home Ser 1989
               A......................................................................      9.75     08/01/19        2,405,498
   1,415      Winchester, Indiana, Hoosier Care II Inc Ser 1990.......................     10.375    06/01/20        1,518,889
   1,000      Iowa Health Facilities Development Finance Authority, Care Initiatives
               Ser 1996...............................................................      9.25     07/01/25        1,311,860
   1,500      Westside Habilitation Center, Louisiana, Intermediate Care Facility for
               the Mentally Retarded Refg Ser 1993....................................      8.375    10/01/13        1,639,455
   1,970      Massachusetts Health & Educational Facilities Authority, Farren Care
               Center Inc 1990 Ser A..................................................     10.375    06/01/10        2,211,010
              Massachusetts Industrial Finance Agency,
   2,865       Kennedy-Donovan Center Inc 1990 Issue...................................     9.75     06/01/10        3,102,680
     100       Pioneer Valley Living Care Center at Amherst 1990 Issue.................     7.00     10/01/01           95,623
      59       Pioneer Valley Living Care Center at Amherst 1990 Issue.................     0.00     10/01/20            1,183
     350      New York State Medical Care Facilities Finance Agency, Mental Health
               1990 Ser B.............................................................      7.875    08/15/08          388,962
   1,205      Allegheny County Hospital Development Authority, Pennsylvania, Allegheny
               Valley School Ser 1990.................................................      8.00     02/01/02        1,277,649
   1,930      Hurricane, Utah, Mission Health Service Ser 1990........................     10.50     07/01/20        2,148,051
--------                                                                                                          ------------
  14,644                                                                                                            16,100,860
--------                                                                                                          ------------

              Public Facilities Revenue (1.2%)
   1,192      Newton County, Texas, Detention Phase II COPs...........................      9.875    12/15/11        1,249,019
--------                                                                                                          ------------

              Retirement & Lifecare Facilities Revenue (7.2%)
              Connecticut Development Authority,
     350       Seabury Life Care Ser 1996..............................................     8.75     09/01/06          358,831
   2,325       Seabury Life Care Ser 1991..............................................    10.00     09/01/16        2,511,023
   1,000      Glen Cove Housing Authority, New York, The Mayfair at Glen Cove
               Ser 1996 (AMT).........................................................      8.25     10/01/26        1,069,720
   1,000      Lorain County, Ohio, Laurel Lakes Ser 1993..............................      7.30     12/15/14        1,087,510

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
              Chesterfield County Industrial Development Authority, Virginia,
$  3,450      Brandermill Woods Ser 1991 A (b)........................................      7.25 %   07/01/16     $  2,484,000
     500       Brandermill Woods Ser 1991 A (b).......................................      0.00     07/01/17            5,000
     500       Brandermill Woods Ser 1991 A (b).......................................      0.00     07/01/18            5,000
     500       Brandermill Woods Ser 1991 A (b).......................................      0.00     07/01/19            5,000
     500       Brandermill Woods Ser 1991 A (b).......................................      0.00     07/01/20            5,000
     500       Brandermill Woods Ser 1991 A (b).......................................      0.00     07/01/21            5,000
--------                                                                                                          ------------
  10,625                                                                                                             7,536,084
--------                                                                                                          ------------

              Tax Allocation (8.4%)
   2,785      Lely Community Development District, Florida, Ser 1991..................      9.00     10/01/11        3,209,100
   1,610      Bradley Illinois, Bradley North Redev Ser 1990..........................      9.125    01/01/05        1,811,588
     990      Bridgeview, Illinios, Tax Increment Refg Ser 1995.......................      9.00     01/01/11        1,134,253
     400      Hodgkins, Illinois, Ser 1991............................................      9.50     12/01/09          468,856
   1,907      Muskegon Downtown Development Authority, Michigan, 1989 Ser A-1 (a).....      9.75     06/01/18        2,145,997
--------                                                                                                          ------------
   7,692                                                                                                             8,769,794
--------                                                                                                          ------------

              Transportation Facilities Revenue (4.6%)
   5,000      E-470 Public Highway Authority, Colorado, Ser 1997 B (MBIA).............      0.00     09/01/16        1,801,200
   1,000      Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg Ser 1993 A....      6.00     10/01/13        1,028,760
   2,000      Ohio Turnpike Commission, 1996 Ser A (MBIA).............................      5.50     02/15/26        2,009,280
--------                                                                                                          ------------
   8,000                                                                                                             4,839,240
--------                                                                                                          ------------

              Other Revenue (6.1%)
              Del Mar Race Track Authority, California,
   2,000       Refg Ser 1996..........................................................      6.00     08/15/06        2,125,160
   2,000       Refg Ser 1996..........................................................      6.00     08/15/08        2,117,840
   1,000      Mashantucket (Western) Pequot Tribe, Connecticut, Special 1996 Ser A
               (a)....................................................................      6.40     09/01/11        1,101,230
   1,000      Northern Palm Beach County Improvement District, Florida, Water Control
               & Impr #9A Ser 1996 A..................................................      7.30     08/01/27        1,072,250
--------                                                                                                          ------------
   6,000                                                                                                             6,416,480
--------                                                                                                          ------------

              Refunded (6.5%)
   3,000      San Joaquin Hills Transportation Corridor Agency, California, Toll Road
               Sr Lien................................................................      6.75     01/01/03+++     3,400,650
     625      Illinois Health Facilities Authority, Hindsdale Hospital Ser 1990 C
               (ETM)..................................................................      9.50     11/15/19          723,581
     630      New York State Medical Care Facilities Finance Agency, Mental Health
               1990 Ser B.............................................................      7.875    08/15/00+++       705,417
   1,750      Swanton, Vermont, Ser 1993..............................................      6.70     12/01/03+++     1,999,183
--------                                                                                                          ------------
   6,005                                                                                                             6,828,831
--------                                                                                                          ------------
 111,437      TOTAL MUNICIPAL BONDS (Identified Cost $94,668,010)............................................      102,238,402
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM MUNICIPAL OBLIGATION (0.8%)
$    800      East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1993 (Demand
--------       10/01/97) (Identified Cost $800,000)......................................   3.90*%   03/01/22     $    800,000
                                                                                                                  ------------

$112,237      TOTAL INVESTMENTS (Identified Cost $95,468,010) (c)...................................    98.2%
========                                                                                                           103,038,402

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    1.8        1,922,635
                                                                                                         ----     ------------

              NET ASSETS.............................................................................  100.0%     $104,961,037
                                                                                                       ======     ============


---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
     ETM      Escrowed to maturity.
      +       Joint exemption in the District of Columbia and Virginia.
      ++      Joint exemption in New York and New Jersey.
      +++     Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      Non-income producing security: bond in default.
     (c)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,697,906 and the aggregate gross unrealized depreciation is $127,514, resulting in net unrealized appreciation of $7,570,392.

Bond Insurance:
     FSA      Financial Securities Association.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1997 (unaudited) continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               September 30, 1997

Arkansas.................  1.6%
California...............  9.7
Colorado.................  1.7
Connecticut..............  3.8
District of Columbia.....  1.7
Florida..................  5.1
Illinois................. 11.1
Indiana..................  1.5
Iowa.....................  2.2
Kentucky.................  3.1
Louisiana................  5.9
Massachusetts............  8.6
Michigan.................  2.0
New Hampshire............  1.0
New Jersey...............  2.7
New York.................  6.7
Ohio.....................  7.8
Pennsylvania.............  2.3
Texas....................  5.4
Utah.....................  3.9
Vermont..................  1.9
Virginia.................  9.9
Washington...............  3.0
Joint Exemptions(1)...... (4.4)
                          ----

Total.................... 98.2%
                          ====

---------------------
(1) Joint exemptions have been included in more than one geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997 (unaudited)
ASSETS:
Investments in securities, at value (identified cost $95,468,010).....    $103,038,402
Cash..................................................................          64,872
Receivable for:
    Interest..........................................................       1,930,367
    Investments sold..................................................         100,000
Prepaid expenses and other assets.....................................           9,497
                                                                          ------------

    TOTAL ASSETS......................................................     105,143,138
                                                                          ------------

LIABILITIES:
Payable for:
    Investment advisory fee...........................................          45,864
    Administration fee................................................          27,518
Accrued expenses and other payables...................................         108,719
                                                                          ------------

    TOTAL LIABILITIES.................................................         182,101
                                                                          ------------

    NET ASSETS........................................................    $104,961,037
                                                                          ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.......................................................    $ 98,911,909
Net unrealized appreciation...........................................       7,570,392
Accumulated undistributed net investment income.......................         980,630
Accumulated net realized loss.........................................      (2,501,894)
                                                                          ------------

    NET ASSETS........................................................    $104,961,037
                                                                          ============

NET ASSET VALUE PER SHARE,
 10,573,906 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $9.93
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF OPERATIONS
For the six months ended September 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.........................................................    $3,805,578
                                                                            ----------

EXPENSES
Investment management fee...............................................       260,273
Administration fee......................................................       156,164
Professional fees.......................................................        51,819
Transfer agent fees and expenses........................................        16,045
Registration fees.......................................................        12,148
Shareholder reports and notices.........................................         8,922
Trustees' fees and expenses.............................................         8,427
Custodian fees..........................................................         2,854
Other...................................................................         9,343
                                                                            ----------

    TOTAL EXPENSES......................................................       525,995

Less: expense offset....................................................        (2,836)
                                                                            ----------

    NET EXPENSES........................................................       523,159
                                                                            ----------

    NET INVESTMENT INCOME...............................................     3,282,419
                                                                            ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain.......................................................       610,318
Net change in unrealized appreciation...................................     2,369,916
                                                                            ----------

    NET GAIN............................................................     2,980,234
                                                                            ----------

NET INCREASE............................................................    $6,262,653
                                                                            ==========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE SIX           FOR THE YEAR
                                                          MONTHS ENDED             ENDED
                                                       SEPTEMBER 30, 1997      MARCH 31, 1997
---------------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..............................       $  3,282,419          $  6,865,677
Net realized gain (loss)...........................            610,318            (1,216,634)
Net change in unrealized appreciation..............          2,369,916             1,989,928
                                                           -----------           -----------

    NET INCREASE...................................          6,262,653             7,638,971

Dividends from net investment income...............         (3,806,520)           (7,249,645)
Net decrease from transactions in shares of
 beneficial interest...............................                 --              (372,790)
                                                           -----------           -----------

    NET INCREASE...................................          2,456,133                16,536

NET ASSETS:
Beginning of period................................        102,504,904           102,488,368
                                                           -----------           -----------

    END OF PERIOD
    (Including undistributed net investment income
    of $980,630 and $1,504,731, respectively)......       $104,961,037          $102,504,904
                                                          ============          ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited) continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, with Dean Witter InterCapital Inc. (the "Investment Adviser") the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1997 aggregated $5,905,600 and $4,262,412, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At September 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $7,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended September 30, 1997, included in Trustees' fees and expenses in the Statement of Operations amounted to $1,399. At September 30, 1997, the Fund had an accrued pension liability of $46,226 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                    CAPITAL
                                                                                                                    PAID IN
                                                                                                    PAR VALUE      EXCESS OF
                                                                                       SHARES       OF SHARES      PAR VALUE
                                                                                     ----------     ---------     -----------
Balance, March 31, 1996..........................................................    10,613,906     $106,139      $99,178,560
Treasury shares purchased and retired (weighted average discount 3.65%)*.........       (40,000)        (400)        (372,390)
                                                                                     ----------      -------      -----------
Balance, March 31, 1997 and September 30, 1997...................................    10,573,906     $105,739      $98,806,170
                                                                                     ==========     ========      ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

On September 23, 1997, the Fund declared the following dividends from net investment income:

 AMOUNT            RECORD               PAYABLE
PER SHARE           DATE                  DATE
---------     -----------------    ------------------
 $0.0525       October 3, 1997      October 17, 1997
 $0.0525      November 7, 1997     November 21, 1997
 $0.0525      December 5, 1997     December 19, 1997

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited) continued

7. FEDERAL INCOME TAX STATUS

At March 31, 1997, the Fund had a net capital loss carryover of approximately $2,022,000 of which $1,248,000 will be available through March 31, 2003 and $774,000 will be available through March 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $836,000 during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE SIX                FOR THE YEAR ENDED MARCH 31
                                                                      MONTHS ENDED        -----------------------------------------
                                                                   SEPTEMBER 30, 1997            1997                   1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................       $   9.69                    $   9.66               $   9.57
                                                                          ------                      ------                 ------
Net investment income............................................           0.31                        0.65                   0.68
Net realized and unrealized gain (loss)..........................           0.29                        0.07                  (0.01)
                                                                          ------                      ------                 ------
Total from investment operations.................................           0.60                        0.72                   0.67
                                                                          ------                      ------                 ------
Less dividends and distributions from:
   Net investment income.........................................          (0.36)                      (0.69)                 (0.61)
   Net realized gain.............................................             --                          --                     --
                                                                          ------                      ------                 ------
Total dividends and distributions................................          (0.36)                      (0.69)                 (0.61)
                                                                          ------                      ------                 ------
Anti-dilutive effect of acquiring treasury shares................             --                          --                   0.03
                                                                          ------                      ------                 ------
Net asset value, end of period...................................       $   9.93                    $   9.69               $   9.66
                                                                          ------                      ------                 ------
Market value, end of period......................................       $ 10.125                    $  10.00               $  9.125
                                                                          ======                      ======                 ======
TOTAL INVESTMENT RETURN+.........................................           4.83%(1)                   17.64%                 18.54%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................           1.02%(2)(3)                 1.03%(3)               1.06%
Net investment income............................................           6.34%(2)                    6.66%                  6.91%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................       $104,961                    $102,505               $102,488
Portfolio turnover rate..........................................              8%                         20%                     8%


                                                                                     FOR THE YEAR ENDED MARCH 31
                                                                              ------------------------------------------
                                                                           1995                   1994                   1993
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................            $   9.32             $   9.41             $   9.51
                                                                               ------               ------               ------

Net investment income............................................                0.67                 0.66                 0.70

Net realized and unrealized gain (loss)..........................                0.19                (0.04)               (0.05)
                                                                               ------               ------               ------

Total from investment operations.................................                0.86                 0.62                 0.65
                                                                               ------               ------               ------

Less dividends and distributions from:
   Net investment income.........................................               (0.59)               (0.71)               (0.72)

   Net realized gain.............................................               (0.07)                  --                (0.03)
                                                                               ------               ------               ------

Total dividends and distributions................................               (0.66)               (0.71)               (0.75)
                                                                               ------               ------               ------

Anti-dilutive effect of acquiring treasury shares................                0.05                   --                   --
                                                                               ------               ------               ------

Net asset value, end of period...................................            $   9.57             $   9.32             $   9.41
                                                                               ------               ------               ------

Market value, end of period......................................            $   8.25             $   8.50             $  9.625
                                                                               ======               ======               ======

TOTAL INVESTMENT RETURN+.........................................                5.05%               (5.04)%               9.84%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................                1.05%                1.07%                1.12%

Net investment income............................................                7.24%                6.88%            $   7.37%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................            $104,937             $106,916             $107,912

Portfolio turnover rate..........................................                   6%                  12%                   3%


---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.




MUNICIPAL
INCOME
OPPORTUNITIES
TRUST III


Semiannual Report
September 30, 1997